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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Storage Computer Corporation
Nashua, New Hampshire


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 17, 2000 relating to the consolidated financial statements of Storage Computer Corporation appearing in the Company's Annual Report on Form 10-K/A for the year ended December 31, 1999.


We also consent to the reference to us under the caption "Experts" in the prospectus.


                                                 /s/ BDO Seidman, LLP
                                                 -------------------------
                                                 BDO Seidman, LLP




Boston, Massachusetts
May 30, 2000